UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35396	33-0511729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Technology Drive, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 26, 2012, ISTA Pharmaceuticals, Inc. (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 26, 2012, the Company sent an e-mail to the employees of the Company, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On March 26, 2012, the Company issued a memorandum to the employees of the Company, which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 26, 2012

99.2	Text of E-Mail to Employees

99.3	Memorandum to Employees

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

March 27, 2012	By:	/s/ Lauren P. Silvernail
Chief Financial Officer and Vice President, Corporate Development

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 26, 2012

99.2	Text of E-Mail to Employees

99.3	Memorandum to Employees